O C T O B E R 3 1 , 2 0 2 2 WOLFSPEED CONFIDENTIAL &PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. Wolfspeed Investor Day 1

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. T Y L E R G R O N B A C H | V P O F I N V E S T O R R E L A T I O N S Welcome

FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES Note on Forward-Looking Statements This presentation contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Wolfspeed’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about Wolfspeed’s business outlook, future targets, product markets, plans and objectives for future operations, and product development programs and goals. Actual results could differ materially due to a number of factors, including but not limited to, ongoing uncertainty in global economic and geopolitical conditions, including the ongoing military conflict between Russia and Ukraine, infrastructure development or customer demand that could negatively affect product demand, collectability of receivables and other related matters as consumers and businesses may defer purchases or payments, or default on payments; risks related to international sales and purchases; risks associated with our factory optimization plan and construction of a new device fabrication facility and a new materials facility, including design and construction delays and cost overruns, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to our restructuring costs; the risk that the markets for our products will not develop as we expect, including the adoption of our products by electrical vehicle (EV) manufacturers; the risk that adoption of EVs does not continue to grow at the rate anticipated; the risk that our opportunity pipeline will not convert into orders and revenue at the rates that we have assumed or historically experienced; the risk that we may experience production difficulties that preclude us from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; our ability to lower costs; the risk that our results will suffer if we are unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor's products instead; product mix; risks associated with the ramp-up of production of our new products, and our entry into new business channels different from those in which we have historically operated; our ability to convert customer design-ins to sales of significant volume and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the economic and political uncertainty caused by the tariffs imposed by the United States on Chinese goods, and corresponding Chinese tariffs and currency devaluation in response, may negatively impact demand for our products; the risk that we or our channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, which can result in increased inventory and reduced orders as we experience wide fluctuations in supply and demand; risks resulting from the concentration of our business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that our investments may experience periods of significant market value and interest rate volatility causing us to recognize fair value losses on our investment; the risk posed by managing an increasingly complex supply chain that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to the ongoing COVID-19 pandemic, including the risk of new and different government restrictions and regulations that limit our ability to do business, the risk of infection in our workforce and subsequent impact on our ability to conduct business, the risk that our supply chain, including our contract manufacturers, or customer demand may be negatively impacted, the risk posed by vaccine resistance and the emergence of fast-spreading variants, the risk that the COVID-19 pandemic will contribute to a global recession and the potential for costs associated with our operations during current and future years to be greater than we anticipate as a result of all of these factors; the risk we may be required to record a significant charge to earnings if our remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks, cyber intrusion or ransomware; our ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render our products obsolete; the potential lack of customer acceptance for our products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of our brand and products, resulting in lower demand for our products; the risk that our products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; and other factors discussed in our filings with the Securities and Exchange Commission (SEC), including our report on Form 10-K for the fiscal year ended June 26, 2022, and subsequent reports filed with the SEC. The forward-looking statements in this presentation were based on management’s analysis of information available at the time the presentation was prepared and on assumptions deemed reasonable by management. Our industry and business is constantly evolving, and Wolfspeed undertakes no obligation to update such forward-looking statements to reflect new information, future events, subsequent developments or otherwise, except as may be required by applicable U.S. federal securities laws and regulations. Note on Non-GAAP Measures This presentation includes certain non-GAAP financial measures and targets. Wolfspeed’s management evaluates results and makes operating decisions using both GAAP and non-GAAP measures included in this presentation. Non-GAAP measures exclude certain costs, charges and expenses which are included in GAAP measures. By including these non-GAAP measures, management intends to provide investors with additional information to further analyze the Company’s performance, core results and underlying trends. Non-GAAP measures are not prepared in accordance with GAAP and non-GAAP measures should be considered a supplement to, and not a substitute for, financial measures prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures attached to this presentation. Please see the Appendix at the end of this presentation. 3WOLFSPEED CONFIDENTIAL &PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

SPEAKERS & AGENDA

1 — **STRATEGIC UPDATE**
GREGG LOWE, PRESIDENT & CEO

2 — **TECHNOLOGY OVERVIEW**
ELIF BALKAS, VP OF RESEARCH & DEVELOPMENT, MATERIALS

3 — **OPERATIONS UPDATE**
REX FELTON, SVP GLOBAL OPERATIONS
MISSY STIGALL, VP, NC FAB OPERATIONS
ADAM MILTON, VP, MOHAWK VALLEY FAB
LISA FRITZ, VP GLOBAL QUALITY

4 — **BREAK: CONVERSATION STATIONS**

5 — **FINANCIAL UPDATE**
NEILL REYNOLDS, EVP & CFO

6 — **Q&A SESSION**
GREGG LOWE & NEILL REYNOLDS

7 — **FIRESIDE CHAT**
THIERRY BOLLORÉ, CEO, JAGUAR LAND ROVER
& GREGG LOWE, CEO, WOLFSPEED

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

4

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. G R E G G L O W E | P R E S I D E N T & C E O Strategic Overview

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 6 JAGUAR LAND ROVER PARTNERS WITH WOLFSPEED FOR SILICON CARBIDE SEMICONDUCTOR TECHNOLOGY Gregg Lowe and Thierry Bolloré, CEO of JLR • Reimagine strategy transforming Jaguar Land Rover into an electric-first business • Wolfspeed enables a secure supply chain for Silicon Carbide devices for next generation vehicles • Wolfspeed’s Silicon Carbide devices have been used by Jaguar TCS Racing Formula E team since 2017 • Next generation Silicon Carbide devices to be produced at world’s largest, fully automated 200mm Silicon Carbide Mohawk Valley Fab Key Partnership Facts

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 7 …and spoke about the importance of Wolfspeed’s focus on where we’re going… LAST YEAR I TOOK A BIKE RIDE…

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 8 CLEVELAND RALEIGH 1 2 3 4 Driving an EV with a longer range definitely calms “range anxiety” The charging stations work, and were nearly perfect But the charging infrastructure will need improvements soon Charging is a social event Some Things I Learned …THIS YEAR I TOOK A ROADTRIP

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 9 1S&P Global Market Intelligence, International Counsel on Clean Transportation, company announcements, data in $B AUTOMAKERS’ ANNOUNCED INVESTMENTS IN NEXT-GEN VEHICLES ONLY CONTINUE TO INCREASE $330B+ by 2030 LAST INVESTOR DAY Tesla $99 Volkswagen $86 GM $35 Kia $25 Stellantis $35 Ford $30 Honda $46 BMW $24 Jaguar Land Rover $34 Great Wall $8 Chongqing Changan $15 Nissan-Renault-Mitsubishi $11 Toyota $14 Hyundai $16 Tesla targets selling 20M EVs/year before 2030 Jaguar Land Rover launches goal of Jaguar electric only vehicles from 2025 onwards Stellantis announces 40-50% of US sales will be EVs by 2030 GM plans to transition to an all-electric fleet by 2035 Mercedes Benz announces 50% of cars to be EVs by 2025, and 100% by 2030 Volkswagen plans to for 50% of sales to be BEVs by 2030 $500B+ by 2030 TODAY Mercedes-Benz $47

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 10 EV DEMAND IS DRIVING ACCELERATION OF SILICON CARBIDE ADOPTION • Estimated 92.5M vehicle sales in FY27 • Battery Electric Vehicle (BEV) ramp • Electric vehicle charging infrastructure momentum • New applications enabled by Silicon Carbide Key Drivers 0% 10% 20% 30% 40% 50% 60% 70% FY22 FY24 FY26 FY27 BEV & SiC Adoption Rates1 (%) BEV Adoption SiC Adoption - Auto Next generation high-voltage Power Devices are subject to different headwinds and tailwinds than the broader silicon semiconductor industry ¹Internal Estimates

SILICON CARBIDE CONTENT IN EVs IS INCREASING

The transition from ICE to BEV powertrain nearly doubles the amount of semiconductor content per vehicle from ~$500 per vehicle to ~$1,000 per vehicle[1]; ~90% of Silicon Carbide content in an EV is the inverter

Value of Silicon Carbide Content in EVs ($M)[2]



$1,055
$1,522
$2,067
$2,775
$3,810
$4,986
39% CAGR
2022
2023
2024
2025
2026
2027

Silicon Carbide Content Breakdown per EV[2]



10%
90%
Inverter
OBC-DC to DC

Wolfspeed is one of the largest suppliers of Silicon Carbide to OEMs

[1]Cowen 2022 Compound Semis Report, [2]Yole Power SiC 2022 report

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WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 12 1Yole Power SiC 2022 report $5B+ opportunity in transportation applications by 2027, driven largely by automotive1 Over $1B opportunity in non-transportation applications by 20271 Arrow Electronics partnership has provided access to global sales force to enter new markets and expand customer base SUCCESS IN EVs IS DRIVING SILICON CARBIDE ADOPTION ACROSS OTHER MOBILITY SEGMENTS AND BROADER INDUSTRIAL APPLICATIONS

MACRO TAILWINDS BOLSTER WOLFSPEED DEVICE OPPORTUNITY PIPELINE

Announcing the construction of the world's largest Silicon Carbide device fab in 2019 helped build tremendous momentum, which resulted in a large and growing opportunity pipeline for Silicon Carbide devices



$5B
$9B
$10B
$15B
$18B
$20B
$25B
$35B
$40B
2019
2020
2021
2022
Announcement of Mohawk Valley Fab
Announcement of $5B opportunity pipeline
COVID-19 Pandemic Outbreak
Construction of Mohawk Valley Fab Begins
Announcement of Strategic Supplier Agreement with General Motors
Announcement with Lucid Motors
Announcement of Siler City Materials Facility

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13

WE CONTINUE TO CAPTURE DESIGN-INS AND CAPITALIZE ON THIS PIPELINE


Cumulative Design-Ins ($M)
~$300
~$2,000
~$5,000
~$11,000
$14,800
2019
2020
2021
2022
Q1 2023

Key Takeaways

- **$14.8 billion of cumulative Design-ins[1]** since 2019
- Design-in to Design-win **conversion rate of ~43%**
- Announcement of Siler City Materials Facility and buildout of Mohawk Valley Fab **allow for scale to keep up with growing demand**
- Silicon Carbide **continues to take share** from traditional silicon applications

[1]Design-in definition in appendix

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WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 15 OUR EXPECTATIONS ONE YEAR AGO AT INVESTOR DAY 2021 Investor Day 2021 Investor Day 2022 What’s Happened Publicly Announced EV Investment Goals by 2030 $330B+ $500B+ Pull forward in demand curve for Silicon Carbide driven by increasing adoption of EVs and increasing adoption of Silicon Carbide in EVs Opportunity Pipeline $18B $40B Cumulative Design-Ins $5B $14.8B

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 16 LEADING TO THE WORLD’S LARGEST SILICON CARBIDE MANUFACTURING FOOTPRINT Siler City Facility exponentially increases materials capacity over the Durham Facility, which today accounts for >60% of the entire industry production of Silicon Carbide materials Capacity expansion supports >5x revenue growth by 2027 Durham MVF New Fab Purpose-built Silicon Carbide fabs Deliver >11x Revenue at Scale than Durham Power Device Fab Durham

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. OUR FOCUS CAPITALIZES ON MASSIVE OPPORTUNITY $40 billion opportunity pipeline presents a window to expand our reach in the market We are exponentially increasing capacity with greenfield fabs and facilities to support $14.8 billion in Design-ins We are exploring new markets, and we are excited to see what Silicon Carbide will unlock next 1 2 3 17

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2021 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. LET’S REIMAGINE A MORE SUSTAINABLE WORLD. TOGETHER. WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® an the Wolfstreak logo are regist red tra emarks nd the Wolfspeed logo is a trademark of Wol speed, Inc.

Technology Update

Wolfspeed ELIF BALKAS | VP OF RESEARCH AND DEVELOPMENT, MATERIALS

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 20 Invested leader in technology with the capacity to efficiently lead heterogeneous teams while respecting their uniqueness to collectively achieve what others say can’t be done INTRODUCTION – ELIF BALKAS I love technology in application and believe in continuous learning About Me VP of Research and Development Materials, Wolfspeed EXPERIENCE AND EDUCATION Silicon Carbide crystal growth Silicon Carbide and Gallium Nitride epitaxy The Wharton School Executive Education Product management and strategy, scaling a business and leadership development North Carolina State University Ph.D., Materials Science, minor in Electrical and Computer Engineering Gallium Nitride crystal growth via physical vapor transport

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 21 WOLFSPEED IS THE LEADING PURE PLAY, VERTICALLY INTEGRATED SILICON CARBIDE COMPANY Materials Silicon Carbide Crystals Wafers and Epitaxy Wafer Fabrication (Bare Die) Devices Packaged Parts (MOSFETs, Diodes, Modules, GaN HEMTs, MMICs)

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 22 WHAT IS SILICON CARBIDE? Combination of silicon and carbon in a crystalline structure Variety of applications including abrasive, ceramics, electronics and medical Crystalizes at very high temperature and can take many (>200) crystalline structures Superior mechanical, chemical and thermal properties, all combined Can be electrical insulator or conductor Ultimate material to design and build Power, RF and optical devices ¹Source: Wolfspeed website

PRODUCING SILICON CARBIDE MATERIALS AT SCALE PRESENTS UNIQUE CHALLENGES



Growing Silicon Carbide crystals requires a controlled environment of 2500 °C, half the temperature of the sun



Silicon Carbide doesn’t melt; unlike silicon, it evaporates requiring precision to create a quality crystal


4H

Silicon Carbide can form 200+ crystal structures – only ONE polytype is usable for power applications



Producing Silicon Carbide requires experience and proprietary tools and processes



Wolfspeed wafer processing technology is critical for device design, performance and quality

Wolfspeed has continuously refined low-defect Silicon Carbide production over the last 35 years

TECHNOLOGY

Powering more, consuming less.™

Silicon Carbide is superior to Silicon

- Higher efficiency
- Faster switching
- Improved thermal performance
- Higher reliability
- Lower system costs

WOLFSPEED SILICON CARBIDE IS THE FUTURE OF SEMICONDUCTORS

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 24 CYCLES OF LEARNING ENABLE CONTINUAL OPTIMIZATION OF SILICON CARBIDE MATERIALS PRODUCTION

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 25 More devices from a single wafer with enhanced productivity and efficiency 32 mm2 die DIE COUNT ADVANTAGE OF LARGE DIAMETER SILICON CARBIDE WAFERS 150mm 200mm # whole die 448 845 % edge die 14 7

MICROPIPES AND PROJECTED FAB DIE YIELD

5x5 die maps

Micropipe is an open-core structural defect and primary device killer



150mm



200mm

200mm Silicon Carbide quality is equal to or better than 150mm

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WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 27 200mm Silicon Carbide volume trajectory is now equivalent to 150mm volume in 2016 SILICON CARBIDE VOLUME AT WOLFSPEED 200mm Silicon Carbide Volume n-type 4H-SiC Crystal Volume Normalized to 2016

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 28 LEVERAGING DEEP SILICON CARBIDE KNOWLEDGE AND TECHNICAL EXPERTISE AFTER 35 YEARS OF INDUSTRY LEADERSHIP Our combined Silicon Carbide expertise, technology and volume are unmatched in the industry 200mm Silicon Carbide quality equal to or better than 150mm enabling the die count advantage of larger diameter 200mm Silicon Carbide volume is increasing with strong technology performance Silicon Carbide is the new generation semiconductor creating many advantages and opportunities

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2021 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. LET’S REIMAGINE A MORE SUSTAINABLE WORLD. TOGETHER. WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® an the Wolfstreak logo are regist red tra emarks nd the Wolfspeed logo is a trademark of Wol speed, Inc.

Operations Update

Wolfspeed

REX FELTON | SVP GLOBAL OPERATIONS
MISSY STIGALL | VP, NC FAB OPERATIONS
ADAM MILTON | VP, MOHAWK VALLEY FAB
LISA FRITZ | VP, GLOBAL QUALITY

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 31 SPEAKERS REX FELTON SENIOR VICE PRESIDENT, GLOBAL OPERATIONS MISSY STIGALL VICE PRESIDENT, NC FAB OPERATIONS ADAM MILTON VICE PRESIDENT, MOHAWK VALLEY FAB LISA FRITZ VICE PRESIDENT, GLOBAL QUALITY

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 32 WE ARE WOLFSPEED, WE ARE ONEPACK • Safe, Right, Fast Mentality • Nimble and Agile • OnePack Culture: Make it Personal and Win • Reaching for Perfection and Catching Excellence Global Operations Vision

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 33 SILER CITY – WORLD’S LARGEST SILICON CARBIDE MATERIALS FACILITY • Site in excess of 400 acres; using 250 acres • Between 1.5M-1.7M sq ft in the first phase • Greater than 10X the current manufacturing capacity of the Durham facility • This facility will be highly automated with an enhanced level of robotic processing, balanced with worker amenities Key Siler City Takeaways Wolfspeed Durham: current world’s largest Silicon Carbide Materials facility

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 34 SILER CITY VS DURHAM – MATERIALS MANUFACTURING SPACE COMPARISON Current Durham Materials facility footprint overlaid on Siler City footprint

WOLFSPEED WORLD CLASS MANUFACTURING

OnePack culture of operations excellence, automotive quality and productivity

Target Zero Defects
Dispo Guidelines, Detection Methods, Sampling and Inspection, Risk Reduction

Quality
Yield Top 10 by Tech
Drive to Zero Actions
Process Yield

Structured Problem Solving
4C, 3X5 Why, Engineering 5S

Operational Excellence
5S, Lot Location, WIP Transfer and Dispatch, Line Management, Manual Task Reduction

Wolfspeed

People
Development & Career Roadmap DEI

Cost
CPP, Productivity

Tool Stability
Critical Tool Ao, % Charts OOC, Rework Reduction, Holds Reduction

Safety First
Pause, 100% Accountability, Daily Safety Moment

RTP → Durham
Transfers
Durham → MV

CT + OTD
Moves, Turn Ratio, Prototype CT

Safety First, Quality Mindset, Relentless Execution, 5S Foundation

Manufacturing Execution

- 10% reduction in Multi-Factory Flow through optimization in front end of the line
- 9% reduction in non-value add steps, improved overall cycle time by 2.5 days
- 550 trained on 5S fundamentals
- 67% increase in output from Q1 to Q4FY22

Process and Equipment Stability

- 60% hold rate and 45% rework rate reduction YoY
- 16% reduction in long tool downs
- Overdue workorders reduced by 50%

Quality & Reliability

- 2000+ parameters added to SPC system
- 14% Improvement in overall Power yield

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35

NORTH CAROLINA DEVICE FAB CAPACITY


Power Device Capacity
50% More Capacity
FY2021
FY2022
FY2023
Represents both 100mm and 150mm capacity

Strategic capital investment in FY2021 increased output at a lower cost

Ongoing process consolidations to get more out of the installed tool base and reduce single of a kind toolsets

Continue to drive efficient tool stability through implementation of spare management and harvest strategy

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36

IMPROVING DURHAM DEVICE YIELDS



Process Yield and Die Yield
Process Yield
Die Yield
FY2021
FY2022
FY2023



Continuous Improvement Opportunity
Starting Material
Process
Defectivity

Drivers

- Task Forces focused on reducing human error
- Tool Stability Teams driving better tool interactions with Silicon Carbide wafers
- Process cornering for better die performance
- Defectivity reduction through improved cycle time and inline layer teams

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WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 38 Mohawk Valley Fab was designed from the ground up for world class 200mm Silicon Carbide devices MOHAWK VALLEY FAB – KEY DIFFERENTIATION • Automotive quality systems by design • IATF certified out of the gate Best Quality • World class team combining decades of experience with Silicon Carbide, silicon HVM, and automotive Best People • 300mm silicon-like automation retrofitted to work on 200mm Silicon Carbide • Manufacturing systems supporting “big data” environment Best Systems • Yield and reliability demonstrated in pilot line • Wafer handling expertise • Vertically integrated feedback loop Best Silicon Carbide

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 39 Mohawk Valley Fab was designed from the ground up for world-class 200mm SiC devices MOHAWK VALLEY FAB: KEY DIFFERENTIATION

MVF OPERATIONAL PERFORMANCE


Days per Mask Layer Roadmap
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Projection
Target
DPML

Days per Mask Layer Roadmap

- Days / Mask Layer cycle metric continues to improve with equipment and facility turn ons and automation ramp up
- Expected to be at or below cycle time target for high volume manufacturing by end of CY22

Yield Performance



Sample wafer map

Wafer Yield Progress

- **Time from startup to yield greatly reduced** by work in Albany pilot line.
- ***All* MOSFET lots producing yielding wafers →** 3 high volume product qualification lots in the fab
- Schottky Diodes also **yielding consistent with performance in the pilot line**
- **Wafer Handling breakage single digit** due to high level of automation

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40

MVF RAMP PLAN



200mm Wafer Starts Ramp Plan
200mm Wafers Starts/Week
22-Oct
22-Nov
22-Dec
23-Jan
23-Feb
23-Mar
23-Apr
23-May
23-Jun
Q4 CY2022
Q1 CY2023
Q2 CY2023



Production Equipment Installed
Tool Count
Today
Q4 CY2022
Q1 CY2023
Q2 CY2023
Q4 CY2023

Wafer Ramp

- Ramp continues to increase over coming months
- Product qualification and proliferations to support ramp

Production Equipment Installation

- Equipment installed in MV Fab today to support qualification and ramp
- Installs continue through current planning horizon to support long range growth plans

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41

PURPOSE-BUILT SILICON CARBIDE FAB – IMPACT ON COSTS AND GROSS MARGINS

100% of Power Device revenue today is from Durham; by FY26 will be 80% from Mohawk Valley



>50% Die Cost Reduction
Durham Fab
Mohawk Valley Fab

	Durham	Mohawk Valley
Diameter	150mm	200mm
Clean room Space (Sq Ft)	68 K	125 K
Automation	Low	Full
Labor Costs	~40%	~10%
Yield	Base	Base * 1.25
Die cost	**Base**	**Base * 0.5**

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

42

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 43 WOLFSPEED QUALITY FOCUS Build out experienced quality engineering teams Invest in scaling quality management systems and processes Advance automotive culture through key quality initiatives Our strategy to integrate our people, systems and culture is driving our competitive advantage

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 44 Advancing Industry Standards • Leading Silicon Carbide engagement in industry standards organizations [JEDEC, ECPE (including AQG), ZVEI, ICE, SEMI] Wolfspeed’s Commitment to Quality • Automotive certified business and factories • Global manufacturing, supplier, and customer quality teams • Industry standard qualifications and metrics • Compliance and continual improvement Implementing Key Quality Initiatives • Zero defect strategies • Auto-centric Quality Management System • Improved customer satisfaction Leading the industry transformation and defining the roadmap for Silicon Carbide quality SILICON CARBIDE AUTOMOTIVE QUALITY – A WOLFSPEED CULTURE

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 45 BUILDING OUR QUALITY CULTURE PROCESSES & SYSTEMS ONE PACK CULTURE • High quality product at optimized cost • Increased customer satisfaction • Enable zero defects ATTITUDE BEHAVIOR • Quality Management Systems, training, and factory automation • Proactive mindset • Active engagement in risk mitigation • Meet automotive expectations Delivering on customer expectations through key quality initiatives

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2021 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. LET’S REIMAGINE A MORE SUSTAINABLE WORLD. TOGETHER. WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® an the Wolfstreak logo are regist red tra emarks nd the Wolfspeed logo is a trademark of Wol speed, Inc.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. N E I L L R E Y N O L D S | E V P & C F O Financial Overview

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 48 Expanding leading market position with strong barriers to entry while driving the market transition to Silicon Carbide Executing on growth plans to create a global semiconductor powerhouse Growing and diversified $40B pipeline supported by secular trends in attractive end markets Investing in capacity and people to continue to operate as the leading vertically integrated Silicon Carbide provider STEEPENING DEMAND CURVE FOR SILICON CARBIDE SOLUTIONS DRIVES INVESTMENT AND IMPROVED OUTLOOK

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 49 WHAT’S CHANGED IN THE MARKET SINCE INVESTOR DAY 2021 Investor Day 2021 Investor Day 2022 What’s Happened FY26 Power Device Market Outlook $6B $9B Increasing adoption of EVs and increasing adoption of Silicon Carbide in EVs Opportunity Pipeline $18B $40B Cumulative Design-Ins1 $5B $14.8B 1Design-in definition in appendix

MARKET IS RAPIDLY GROWING – UNIQUELY POSITIONED TO CAPTURE SHARE

Power Device Market Outlook



$3B
$6B
$11B
$18B - $20B
FY2022
FY2024
FY2027
Market at 40% EV adoption
Industrial & Energy
Automotive

Automotive Device Opportunity in FY2027[1]



Inverter
OBS & DC/DC

Drivers & Assumptions

- Total Device market growing with a 28% CAGR
- Automotive growing at a 30% CAGR between FY22 - FY27, with EV adoption rates reaching 26%
- In FY27, Inverters expected to continue to be largest portion of Automotive market at ~90%
- Industrial & Energy expected to increase with a 27% CAGR between FY22 - FY27

Data based on third-party and Company internal estimates
[1]Yole Power SiC 2022 report

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

50

INCREASED DEMAND TRANSLATING INTO ACCELERATED DESIGN-INS

Opportunity pipeline for devices more than doubled over last fiscal year



Opportunity Pipeline
$40B
2.7x INCREASE
FY2019
FY2020
FY2021
FY2022
Q1FY2023

Sales team has continued to keep pace converting pipeline into Design-ins



Cumulative Design-Ins
$14.8B
3.2x INCREASE
FY2019
FY2020
FY2021
FY2022
Q1FY2023

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

51

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 52 ANNUAL DESIGN-INS DELIVER LONG TAIL REVENUE OPPORTUNITY Design cycles, while long, are sticky and create multi-year revenue streams Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7Identification NBO Supplier Selection Process Commitment DIN Design & Qualification SOP DWIN 2-4 Years Design Cycle Illustrative Revenue Profile from Auto Design-In

HIGH LEVELS OF REVENUE VISIBILITY THROUGH END OF THE DECADE

Illustrative snapshot of cumulative Design-ins (as of Q1FY23) translated to revenue



New opportunities in $40B pipeline support next decade of revenue growth
Non-Automotive
Automotive
Production Ramp
$ MILLIONS
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30
FY31
FY32

Annual Design-in cohorts create top-line backlog that begins to contribute materially in FY2025

Non-Automotive – top-line contribution more immediate, but majority of revenue recognized within 5-year timeline

Automotive - Time to revenue 2x compared to non-Automotive, but much longer tail, with majority of revenue in FY2025 - FY2028

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

53

WHAT'S CHANGED IN OUR REVENUE OUTLOOK AND CAPEX CADENCE SINCE INVESTOR DAY 2021

	Investor Day 2021	Investor Day 2022	What's Happened
FY26 Power Device Market Outlook	$6B	$9B	Increasing adoption of EVs and increasing adoption of Silicon Carbide in EVs
Opportunity Pipeline	$18B	$40B	
Cumulative Design-Ins	$5B	$14.8B	
FY22 Revenue	Initial Guide: $700M	Actual: $746M	Elevated device output from Durham
FY26 Revenue Outlook	$2.1B	$2.95B	Strong Design-in growth
FY27 Revenue Outlook	N/A	$4B	
FY23 CapEx Investment	~$230M	~$1B	Announced Siler City, the world's largest Silicon Carbide Materials Facility; planning on launching a third Power Device fab

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

54

WOLFSPEED REVENUE TARGETED TO GROW FASTER THAN THE MARKET



Revenue Outlook
~40% CAGR
$4.0B
$0.7B
$0.4B
$2.9B
FY2022
FY2023
FY2024
FY2025
FY2026
FY2027
Power
RF
Materials

Drivers & Assumptions

- Revenue driven by strength across all product lines led by Power
  - Power: ~60% CAGR
  - Materials: ~20% CAGR
  - RF: ~18% CAGR
- Devices expected to capture increasing share of revenue between FY24 - FY27
- Device revenue driven by strong demand for Automotive, as well as growing demand for Industrial & Energy and 5G/A&D

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

55

BUILDING TOWARDS >$5B POWER DEVICE FOOTPRINT TO CAPTURE MASSIVE MARKET OPPORTUNITY BY END OF THE DECADE


Total Annual Revenue Potential
$2.9B
~0.5B NF
~$2.0B MVF
~$0.4B DUR
$5B
FY2022
FY2027
Total Annual Revenue Potential
(Power Device only)
Durham/RTP Fab
Mohawk Valley Fab
New Fab


Potential Power Device Market
$18B - $20B
Market at 40% EV Penetration

Fab Targets

Durham
- No additional investment
- Supplies mainly I&E products

Mohawk Valley
- Begins shipping 2HFY23
- Fully utilized by FY26

Next Fab
- Construction begins early CY23
- Next Fab begins shipping FY27

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.
56

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 57 MOHAWK VALLEY – PURPOSE BUILT  ROBUST CASH FLOW GENERATION VEHICLE FY2020 FY2027 Cash Flow Cash Neutral at 30 – 40% utilization Expect $2B annual revenue Expect to generate $1.2B cash annually Net $1.5B CapEx + startup costs Mohawk Valley is the blueprint for future fab buildouts Full utilization

CAPEX CADENCE REQUIRES FACILITIES INVESTMENTS IN ADVANCE OF REVENUE GROWTH ... CAPITAL RETURNS IMPROVE POST FACILITIES BUILD OUT



Revenue
Facilities (Fixed)
Tools (Variable)
$4.0B
>$2B
~$1B
FY2020
FY2021
FY2022
FY2023
FY2024
FY2025
FY2026
FY2027
Mohawk Valley Started
Mohawk Valley Generates Revenue
Siler City Opens
Next Fab Opens

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

58

BUILDING LARGEST, STATE OF THE ART, AUTOMATED 200MM SILICON CARBIDE FOOTPRINT TO BEST SERVE INDUSTRY'S TOP CUSTOMERS



Mohawk Valley

- **~$2B** annual Power Device revenue targeted
- 200mm Wafers
- Highly automated



Next Fab

- **~$2.6B** annual Power Device revenue targeted
- 200mm Wafers
- Highly automated


Wolfspeed

Siler City

- **10x** increase in Materials capacity at scale
- 200mm & 150mm Wafers
- Highly automated

2:1 CapEx to revenue ratio equates to ~$6.5B of CapEx by 2027

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59

THIS CREATES STRONG OPERATING CASH FLOWS NEARER TERM AND STRONG FREE CASH FLOW GENERATION FOR THE LONG TERM



Operating Cash Flow
>$1.3B
($0.2B)
FY2022
FY2023
FY2024
FY2025
FY2026
FY2027



Free Cash Flow[1]
>$0.8B
($0.7B)
FY2022
FY2023
FY2024
FY2025
FY2026
FY2027

As fabs mature, they generate significant and sustainable free cash flow

1: Free Cash Flow calculated as Cash Flow from Continuing Operations less Purchases of property and equipment net of reimbursements and less Purchases of patent and licensing rights

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

60

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 61 FUNDING PLAN - THOUGHTFULLY MANAGING DILUTION IS TOP OF MIND Private / Project Financing Private market & asset backed financing to reduce dilution Government Incentives Range of options from various government subsides and bills $ Public Markets Public equity and debt markets Customer Funding Expressed interest in funding to accelerate capacity expansion Many funding options at our disposal, most of which have little or no dilution impact

WHAT'S CHANGED ON THE BOTTOM-LINE SINCE INVESTOR DAY 2021 AND WHAT DOES IT MEAN FOR OUR TARGET MODEL

	Investor Day 2021	Investor Day 2022	What's Happened
FY26 Power Device Market Outlook	$6B	$9B	Increasing adoption of EVs and increasing adoption of Silicon Carbide in EVs
Opportunity Pipeline	$18B	$40B	
Cumulative Design-Ins	$5B	$14.8B	
FY22 Revenue	Initial Guide: $700M	Actual: $746M	Elevated device output from Durham
FY26 Revenue Outlook	$2.1B	$2.95B	Strong Design-in growth
FY27 Revenue Outlook	N/A	$4B	
FY23 CapEx Investment	~$230M	~$1B	Announced Siler City, the world's largest Silicon Carbide Materials Facility; planning on launching a third Power Device fab
Gross Margin (Non-GAAP)[1]	FY24 : 50% FY27: N/A	FY24 : 45% FY27: 50-54%	Continue to run Durham Fab; delayed RF transition to 150mm; MVF significantly drives margin improvements

[1]For non-GAAP measures relating to Investor Day 2022, see Appendix for a reconciliation to the most directly comparable GAAP measure. For non-GAAP measures relating to Investor Day 2021, see Appendix on our 2021 Investor Day presentation as filed with the SEC on Form 8-K on 11/17/21.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

62

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 63 Gross Margin (Non-GAAP)(1) • Transition to Mohawk Valley: will have 50% lower processing costs; greater than 50% CT improvement; 20 to 30 points improved yields over Durham • Expect to be shipping from MVF in 2HFY23 • Improved execution and output at Durham • RF transition from 100mm to 150mm delayed Drivers & Assumptions MOHAWK VALLEY SCALE, 200MM DIAMETER CHANGE, AND IMPROVING YIELDS TO DRIVE GROSS MARGIN PERFORMANCE 0% 10% 20% 30% 40% 50% 60% FY2022 - 2023 FY2024 - 2025 FY2027 45% - 50% 50% - 54% Mid 30% - 40% 1For non-GAAP measures relating to Investor Day 2022, see Appendix for a reconciliation to the most directly comparable GAAP measure. For non-GAAP measures relating to Investor Day 2021, see Appendix on our 2021 Investor Day presentation as filed with the SEC on Form 8-K on 11/17/21.

CLEAR PATH TO GROSS MARGIN (NON-GAAP)[1] EXPANSION


55%
50%
45%
40%
35%
30%
Mid 30%
~45%
50% - 54%
Due to higher Power Device demand
FY22
Optimize Durham
Wafer Diameter Change
Power: MVF Cost / Scale / Yields
RF Diameter Transition
Higher Durham Fab Mix
FY24
Continued Performance, Scale Advantages
FY27

Drivers & Assumptions

Leadership in Durham fab driving operational excellence. Fab will now run longer to support Power Device demand	Benefits realized of shift to 200mm for Power; RF transition from 100mm to 150mm delayed	MVF cost/scale/yield improvements on track – world's largest 200mm Silicon Carbide fab

[1]For non-GAAP measures relating to Investor Day 2022, see Appendix for a reconciliation to the most directly comparable GAAP measure. For non-GAAP measures relating to Investor Day 2021, see Appendix on our 2021 Investor Day presentation as filed with the SEC on Form 8-K on 11/17/21.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

64

PURPOSE-BUILT SILICON CARBIDE FAB – IMPACT ON COSTS AND GROSS MARGINS

100% of Power Device revenue today is from Durham; by FY26 will be 80% from Mohawk Valley



>50% Die Cost Reduction
Durham Fab
Mohawk Valley Fab

	Durham	Mohawk Valley
Diameter	150mm	200mm
Clean room Space (Sq Ft)	68 K	125 K
Automation	Low	Full
Labor Costs	~40%	~10%
Yield	Base	Base * 1.25
Die cost	**Base**	**Base * 0.5**

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

65

REVENUE EXPANSION PROVIDES OPERATING LEVERAGE AS INVESTMENT PAYBACK REALIZED



Non-GAAP OPEX % of Revenue(1)
60%
39%
+37% pts
operating
efficiency
~23%
FY2021
FY2022
FQ12023
FY2023
FY2024
FY2025
FY2026
FY2027
R&D
SG&A
Other

Drivers & Assumptions

- Improving operational scale and efficiency result in OpEx investments normalizing in long-term
- R&D investment dollars growing at 21% CAGR from FY22 to FY27, while reducing leverage by 2000 basis points
- SG&A CAGR of 17% to support business growth, while declining 1800 basis points as a percentage of revenue
- Driving operational efficiency through digital transformation, optimizing SG&A

[1] For non-GAAP measures relating to Investor Day 2022, see Appendix for a reconciliation to the most directly comparable GAAP measure. For non-GAAP measures relating to Investor Day 2021, see Appendix on our 2021 Investor Day presentation as filed with the SEC on Form 8-K on 11/17/21.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

66

WOLFSPEED TARGET OPERATING MODEL

	FY24	FY27
Revenue	$1.6B	$4.0B
CAGR vs 2022	~44%	~40%
GM% (Non-GAAP)[1]	~45%	50-54%
OPEX% (Non-GAAP)[1]	~29%	23-25%
Adjusted EBITDA % (Non-GAAP)[1]	~26%	~45%
FCF% (Non-GAAP) [1]	N/A	~20%

Drivers & Assumptions

- Positioned to capitalize in key growth areas following significant period of investment
- Transition to MVF improves gross margin trajectory
- Powerful secular trends and operating scale driving revenue expansion and entry into new markets for Power and RF
- Deep domain expertise in Silicon Carbide bolsters our leadership position

[1]For non-GAAP measures relating to Investor Day 2022, see Appendix for a reconciliation to the most directly comparable GAAP measure. For non-GAAP measures relating to Investor Day 2021, see Appendix on our 2021 Investor Day presentation as filed with the SEC on Form 8-K on 11/17/21.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

67

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 68 Expanding leading market position with strong barriers to entry while driving the market transition to Silicon Carbide Executing on growth plans to create a global semiconductor powerhouse Growing and diversified $40B pipeline supported by secular trends in attractive end markets Investing in capacity and people to continue to operate as the leading vertically integrated Silicon Carbide provider STEEPENING DEMAND CURVE FOR SILICON CARBIDE SOLUTIONS DRIVES INVESTMENT AND IMPROVED OUTLOOK

Fireside Chat

Wolfspeed **GREGG LOWE | CEO, WOLFSPEED**
THIERRY BOLLORÉ | CEO, JAGUAR LAND ROVER

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

Audience Q&A

Wolfspeed. GREGG LOWE | PRESIDENT & CEO
NEILL REYNOLDS | EVP & CFO

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. Appendix

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 72 Wolfspeed excludes the following items from one or more of its non-GAAP measures when applicable: • Stock-based compensation expense. This expense consists of expenses for stock options, restricted stock, performance stock awards and employee stock purchases through its Employee Stock Purchase Program. Wolfspeed excludes stock-based compensation expenses from its non-GAAP measures because they are non-cash expenses that Wolfspeed does not believe are reflective of ongoing operating results. • Amortization or impairment of acquisition-related intangibles. Wolfspeed incurs amortization or impairment of acquisition-related intangibles in connection with acquisitions. Wolfspeed excludes these items because they arise from Wolfspeed's prior acquisitions and have no direct correlation to the ongoing operating results of Wolfspeed's business. • Abandonment of long-lived assets. In the fourth quarter of fiscal 2021, Wolfspeed modified its long-range plan regarding a portion of its Durham, North Carolina campus. As a result, Wolfspeed decided it will no longer complete the construction of certain buildings on the Durham campus. The carrying value of the abandoned assets has been reduced to an estimated salvage value. Wolfspeed does not believe this expense is reflective of ongoing operating results. • Factory optimization restructuring. In May 2019, the Company started a significant, multi-year factory optimization plan to be anchored by a state-of-the-art, automated 200mm Silicon Carbide device fabrication facility. In September 2019, the Company announced the intent to build the new fabrication facility in Marcy, New York to complement the factory expansion underway at its U.S. campus headquarters in Durham, North Carolina. As part of the plan, the Company incurred restructuring costs associated with the movement of equipment as well as disposals on certain long-lived assets. Because these charges relate to assets which had been retired prior to the end of their estimated useful lives, Wolfspeed does not believe these costs are reflective of ongoing operating results. Similarly, Wolfspeed does not consider the realized net losses on sale of assets relating to the restructuring to be reflective of ongoing operating results. The factory optimization plan concluded in the fourth quarter of fiscal 2022. • Factory start-up and underutilization costs. The Company has incurred and will incur start-up costs relating to the Company's new device fabrication facility in Marcy, New York. Additionally, as part of the factory optimization plan, the Company incurred start-up costs relating to the Company's materials factory expansion in Durham, North Carolina. Wolfspeed does not believe these costs are reflective of ongoing operating results. In the second quarter of fiscal 2023, Wolfspeed expects to start incurring factory underutilization costs associated with the ramping of production at the Marcy, New York facility. These costs represent significant fixed and indirect operating costs of the facility incurred after production begins but before the facility is able to produce at its full utilization. Wolfspeed does not believe these costs are reflective of ongoing operating results. • Severance and other restructuring. These costs relate to the Company's realignment of certain resources as part of the Company's transition to a more focused semiconductor company. Wolfspeed does not believe these costs are reflective of ongoing operating results. • Project, transformation and transaction costs. The Company has incurred professional services fees and other costs associated with completed and potential acquisitions and divestitures, as well as internal transformation programs focused on optimizing the Company's administrative processes. Wolfspeed excludes these items because Wolfspeed believes they are not reflective of the ongoing operating results of Wolfspeed's business. • Transition service agreement costs. As a result of the sale of the Lighting Products business unit, the Company is providing certain information technology services under a transition services agreement which will not be reimbursed. Wolfspeed excludes the costs of these services because Wolfspeed believes they are not reflective of the ongoing operating results of Wolfspeed's business. • Accretion on convertible notes, net of capitalized interest. The issuance of the Company's convertible senior notes in August 2018 and April 2020 results in interest accretion on the convertible notes' issue costs and discount [issue costs only for periods after fiscal year 2022 in accordance with ASC 2020-06]. Wolfspeed considers these items as either limited in term or having no impact on the Company's cash flows, and therefore has excluded such items to facilitate a review of current operating performance and comparisons to the Company's past operating performance. NON-GAAP ADJUSTMENTS

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 73 NON-GAAP RECONCILIATION: GROSS MARGIN % FY2022-FY2023 FY2024-FY2025 FY2027+ GAAP Gross Margin% Low to mid 30s ~40% 48%-52% Adjustments: Stock-based compensation expense 2% 1% 1% Factory underutilization costs 5% 4% 1% Non-GAAP Gross Margin% Mid 30s to 40% 45-50% 50%-54% FY2024 FY2026 FY2027 GAAP Gross Margin% ~39% 46%-50% 48%-52% Adjustments: Stock-based compensation expense 2% 1% 1% Factory underutilization costs 6% 3% 1% Non-GAAP Gross Margin% ~45% 50%-54% 50%-54% References Non-GAAP Gross Margin figures presented on slide 62, 63, 64, 67

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 74 NON-GAAP RECONCILIATION: OPERATING EXPENSE % OF REVENUE ($M) FY2021 FQ1'2023 FY2027 GAAP OPEX % 91% 64% ~25% Adjustments: Stock-based compensation expense 7% 7% 2% Amortization or impairment of acquisition-related intangibles 3% 1% 0% Abandonment of long-lived assets 14% 0% 0% Factory optimization restructuring 2% 0% 0% Factory start-up costs 1% 16% 0% Project, transformation and transaction costs 2% 1% 0% Severance and other restructuring 1% 0% 0% Transition service agreement costs 1% 0% 0% Non-GAAP OPEX% 60% 39% ~23% References Operating Expenses figures presented on slide 66 ($M) FY2024 FY2027 GAAP OPEX % ~36% ~25-27% Adjustments: Stock-based compensation expense 4% 2% Factory start-up costs 1% 0% Amortization or impairment of acquisition-related intangibles 1% 0% Project, transformation and transaction costs 1% 0% Non-GAAP OPEX% ~29% ~23-25% References Operating Expenses figures presented on slide 67

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 75 NON-GAAP RECONCILIATION: ADJUSTED EBITDA ($M) FY2024 FY2027 GAAP Net Income ~$(9) ~$788 Depreciation & amortization 201 619 Income tax expense $2 $188 Net interest expense $25 $35 EBITDA $219 $1,630 Adjustments: Stock-based compensation expense COGS $26 $30 OPEX $64 $76 Total Stock-Based Compensation $90 $106 Accretion on convertible notes, net of capitalized interest $8 $10 Factory start-up costs $7 $0 Factory underutilization costs $47 $38 Loss on Wafer Supply Agreement $20 $0 Project, transformation and transaction costs $10 $10 Adjusted EBITDA$ 401 $1,794 Adjusted EBITDA% ~26% ~45% Factory underutilization costs reduced for depreciation component References Adjusted EBITDA figures presented on slide 67

RECONCILIATION: FREE CASH FLOW

($M)	FY2022	FY2027
		-
Cash Provided by Operating Activities	($154)	>$1300
Purchases of PP&E and Patents, Net of Reimbursements	($512)	~($500)
Free Cash Flow	**($666)**	**>$800**
Free Cash Flow% of Revenue	**(-89%)**	**>20%**

References Free Cash Flow figures presented on slide 60 and 67

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc.

76

WOLFSPEED CONFIDENTIAL & PROPRIETARY © 2022 Wolfspeed, Inc. All rights reserved. Wolfspeed® and the Wolfstreak logo are registered trademarks and the Wolfspeed logo is a trademark of Wolfspeed, Inc. 77 Design-ins: customer commitments to purchase our product and are one of the factors we use to forecast long-term demand and future revenue. To meet the qualification of a design-in, the customer provides us with documentation (e.g., a letter of intent, statement of work or developmental contract) that can include details such as the expected delivery timeline, estimated price, necessary capacity and required support. A design-in, even with a formal commitment, does not always convert to future revenue for a variety of reasons, including, but not limited to, the customer delaying or abandoning the project, capacity constraints, timeline challenges, and/or technology changes. Therefore management uses the design-in amount as a guide to forecast future demand but it should not be taken as an absolute indicator of future revenue. GLOSSARY OF TERMS